UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 22, 2013

CENTURY NEXT FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Louisiana	000-54133	27-2851432
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

505 North Vienna Street, Ruston, Louisiana 71270
(Address of Principal Executive Offices) (Zip Code)

(318) 255-3733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           On January 22, 2013, the Board of Directors of Century Next Financial Corporation (the "Company") received notice that Benjamin L. Denny, President and Chief Executive Officer of the Company and James H. Hall, Executive Vice President and Chief Credit Officer of the Company’s wholly-owned subsidiary, Bank of Ruston (the “Bank”), will be retiring effective June 30, 2013.  Mr. Denny, who is also a member of the Board of Directors, will continue to serve as a director.

(c)     Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: January 24, 2013	By:	/s/ Mark A. Taylor
Mark A. Taylor, CPA
Senior Vice President and Chief Financial Officer